Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”)dated as of March 29, 2006 (as defined in the Loan Agreement) is between SILICON VALLEY BANK (“Bank”) and INTRUSION INC., a Delaware corporation (“Grantor”).

RECITALS

A.                                   Bank has made advances to Grantor (“Loans”) as described in that certain Loan and Security Agreement dated as of even date herewith (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall the meaning set forth in the Loan Agreement.

B.                                     Borrower has requested that Bank amend the Loan Agreement, and Bank as agreed, subject to, among other things, Grantor’s granting to Bank a security interest in Grantor’s Copyrights, Trademarks, Patents, and Mask Works and other intellectual property (the “Intellectual Property Collateral”).

C.                                     Grantor has granted Bank a security interest in all of its right, title and interest, presently existing or later acquired to all the Collateral.

AGREEMENT

Grantor grants Bank a security interest in all of its right, title and interest in its Intellectual Property Collateral (such as the Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C and D), and all proceeds (such as license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements rights throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part.

This security interest is granted in conjunction with the security interest granted under the Loan Agreement. Bank’s rights and remedies in the security interest are in addition to those in the Loan Agreement and the other Loan Documents, and those available in law or equity. Bank’s rights powers and interests are cumulative with every right, power or remedy provided here. Bank’s exercise of its rights, powers or remedies in this Agreement, the Loan Agreement or any other Loan Document, does not preclude the simultaneous or later exercise of any or all other right, power or remedy.

BANK:	GRANTOR:

SILICON VALLEY BANK	INTRUSION INC.,
a Delaware corporation

/s/ Brian Brown	/s/ Michael L. Paxton
(Signature)	(Signature)

Deal Team Leader	Vice President & CFO
(Title)	(Title)

1

EXHIBIT A

Copyrights

Description	Registration/Application Number	Registration/Application Date

EXHIBIT B

Patents

Description	Patent No./Application Number	Issue Date/Filing Date

SYSTEM AND METHOD FOR DETECTING NETWORK EVENTS	10/199893	July 19, 2002

EVENT DETECTION	6,347,374	February 12, 2002

EXHIBIT C

Trademarks

Description	Registration/Application Number	Registration/Application Date

COMPLIANCE COMMANDER (US)	78/772063	December 13, 2005

INTRUSION DETECTION (US)	1,824,782	March 1, 1994

INTRUSION.COM (US)	2,703,281	April 1, 2003

INTRUSION.COM (Australia)	840,513	March 21, 2002

INTRUSION.COM (Brazil)	823100510	August 22, 2000

INTRUSION.COM (Canada)	628544	December 16, 2004

INTRUSION.COM (China)	1642288	September 28, 2001

INTRUSION.COM (European Community)	1738723	January 23, 2002

INTRUSION.COM (Indonesia)	484942	August 1, 2001

INTRUSION.COM (Japan)	4455655	February 23, 2001

INTRUSION.COM (Korea)	0507685	November 29, 2001

INTRUSION.COM (Mexico)	723852	November 27, 2001

INTRUSION.COM (New Zealand)	617399	February 8, 2001

INTRUSION.COM (Norway)	205811	November 22, 2000

INTRUSION.COM (Singapore)	T00/11221J	March 6, 2000

INTRUSION.COM (Taiwan)	960274	September 16, 2001

INTRUSION.COM (Design US)	2,810,945	February 3, 2004

INTRUSION.COM IN CHINESE CHARACTERS, SERIES (Hong Kong)	6846(A-B/2002)	August 2, 2000

KANE SECURITY MONITOR (Japan)	4357913	February 4, 2000

SECURENET PRO (STYLIZED) (US)	3,043,046	January 17, 2006

SECURESHIELD (US)	78/169526	September 30, 2002

EXHIBIT D

Mask Works

Description	Registration/Application Number	Registration/Application Date